Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments	12 Months Ended
Dec. 31, 2012
Business Combinations, Discontinued Operations, And Disposal Groups [Abstract]
Acquisitions and Divestitures
Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments

A. Acquisitions

NextWave Pharmaceuticals, Inc.
On November 27, 2012, we completed our acquisition of NextWave Pharmaceuticals Incorporated (NextWave), a privately held, specialty pharmaceutical company. As a result of this acquisition, Pfizer now holds exclusive North American rights to Quillivant XR™ (methylphenidate hydrochloride), the first once-daily liquid medication approved in the U.S. for the treatment of attention deficit hyperactivity disorder. Quillivant XR received approval from the U.S. Food and Drug Administration on September 27, 2012, and was launched in the U.S. on January 14, 2013. The total consideration for the acquisition was approximately $442 million, which consisted of upfront payments to NextWave's shareholders of about $278 million and contingent consideration with an estimated acquisition-date fair value of about $164 million. The contingent consideration consists of up to $425 million in additional payments that are contingent upon attainment of certain revenue milestones. In connection with this Established Products acquisition, we recorded approximately $516 million in Identifiable intangible assets, consisting primarily of $472 million in Developed technology rights and $44 million in In-process research and development, $165 million in net deferred tax liabilities and $91 million in Goodwill. The allocation of the consideration transferred to the assets acquired and the liabilities assumed has not been finalized.

Nexium Over-the-Counter Rights

On August 13, 2012, we announced that we entered into an agreement with AstraZeneca for the global over-the-counter (OTC) rights for Nexium, a leading prescription drug currently approved to treat the symptoms of gastroesophageal reflux disease. Under the terms of the agreement, we acquired the exclusive global rights to market Nexium for the OTC indications, which are subject to regulatory approval. We made an upfront payment of $250 million to AstraZeneca, and AstraZeneca is eligible to receive milestone payments of up to $550 million based on product launches and level of sales, as well as royalty payments based on sales. The upfront payment for this Consumer Healthcare asset acquisition was expensed and included in Research and development expenses in our consolidated statement of income for the year ended December 31, 2012.

Alacer Corp.

On February 26, 2012, we completed our acquisition of Alacer Corp., a company that manufactures, markets and distributes Emergen-C, a line of effervescent, powdered drink mix vitamin supplements that is the largest-selling branded vitamin C line in the U.S. In connection with this Consumer Healthcare acquisition, we recorded $181 million in Identifiable intangible assets, consisting primarily of the Emergen-C indefinite-lived brand, $69 million in net deferred tax liabilities and $192 million in Goodwill. The allocation of the consideration transferred to the assets acquired and the liabilities assumed has been finalized.

Ferrosan Holding A/S

On December 1, 2011, we completed our acquisition of the consumer healthcare business of Ferrosan Holding A/S (Ferrosan), a Danish company engaged in the sale of science-based consumer healthcare products, including dietary supplements and lifestyle products, primarily in the Nordic region and the emerging markets of Russia and Central and Eastern Europe. This acquisition is reflected in our consolidated financial statements beginning in the first fiscal quarter of 2012. Our acquisition of Ferrosan’s consumer healthcare business increases our presence in dietary supplements with a new set of brands and pipeline products. Also, we believe that the acquisition allows us to expand the marketing of Ferrosan’s brands through Pfizer’s global footprint and provide greater distribution and scale for certain Pfizer brands, such as Centrum and Caltrate, in Ferrosan’s key markets. In connection with this Consumer Healthcare acquisition, we recorded $362 million in Identifiable intangible assets, consisting of indefinite-lived and finite-lived brands, $94 million in net deferred tax liabilities and $322 million in Goodwill. The allocation of the consideration transferred to the assets acquired and the liabilities assumed has been finalized.

Excaliard

On November 30, 2011, we completed our acquisition of Excaliard Pharmaceuticals, Inc. (Excaliard), a privately owned biopharmaceutical company. Excaliard's lead compound, EXC-001, a Phase 2 compound, is an antisense oligonucleotide designed to interrupt the process of skin fibrosis by inhibiting expression of connective tissue growth factor (CTGF). The total consideration for the acquisition was approximately $174 million, which consisted of an upfront payment to Excaliard's shareholders of about $86 million and contingent consideration with an estimated acquisition-date fair value of about $88 million. The contingent consideration consists of up to $230 million in additional payments that are contingent upon the attainment of certain regulatory and revenue milestones. Payments under the contingent consideration arrangement were $30 million in 2012 as a regulatory milestone was reached. In connection with this Worldwide Research and Development acquisition, we recorded approximately $257 million in Identifiable intangible assets––In-process research and development, approximately $87 million in net deferred tax liabilities and approximately $8 million in Goodwill.

Icagen

On September 20, 2011, we completed our cash tender offer for the outstanding shares of Icagen, Inc. (Icagen), resulting in an approximate 70% ownership of the outstanding shares of Icagen, a biopharmaceutical company focused on discovery, development and commercialization of novel orally-administered small molecule drugs that modulate ion channel targets. On October 27, 2011, we acquired all of the remaining shares of Icagen. In connection with this Worldwide Research and Development acquisition, we recorded approximately $19 million in Identifiable intangible assets.

King Pharmaceuticals, Inc.

Description of the Transaction

On January 31, 2011 (the acquisition date), we completed a tender offer for the outstanding shares of common stock of King at a purchase price of $14.25 per share in cash and acquired approximately 92.5% of the outstanding shares. On February 28, 2011, we acquired all of the remaining shares of King for $14.25 per share in cash. As a result, the total fair value of consideration transferred for King was approximately $3.6 billion in cash ($3.2 billion, net of cash acquired).

King’s principal businesses consisted of a prescription pharmaceutical business focused on delivering new formulations of pain treatments designed to discourage common methods of misuse and abuse; the Meridian auto-injector business for emergency drug delivery, which develops and manufactures the EpiPen; an established products portfolio; and an animal health business that offers a variety of feed-additive products for a wide range of species.

Recording of Assets Acquired and Liabilities Assumed

The following table provides the assets acquired and liabilities assumed from King:
(MILLIONS OF DOLLARS)	Amounts Recognized as of Acquisition Date (Final)
Working capital, excluding inventories	$155
Inventories	340
Property, plant and equipment	412
Identifiable intangible assets, excluding in-process research and development	1,806
In-process research and development	303
Net tax accounts	(328)
All other long-term assets and liabilities, net	102
Total identifiable net assets	2,790
Goodwill(a)	765
Net assets acquired/total consideration transferred	$3,555

(a)
Goodwill recorded as of the acquisition date totaled $720 million for our three biopharmaceutical operating segments and $45 million for our Animal Health operating segment. (Since the acquisition of King, we have revised our operating segments. See Note 18A. Segment, Geographic and Other Revenue Information: Segment Information.)

As of the acquisition date, the fair value of accounts receivable approximated the book value acquired. The gross contractual amount receivable was $200 million, virtually all of which was expected to be collected.

Goodwill is calculated as the excess of the consideration transferred over the net assets recognized and represents the future economic benefits arising from other assets acquired that could not be individually identified and separately recognized. Specifically, the goodwill recorded as part of the acquisition of King includes the following:

•	the expected synergies and other benefits that we believed would result from combining the operations of King with the operations of Pfizer;

•	any intangible assets that did not qualify for separate recognition, as well as future, yet unidentified projects and products; and

•
the value of the going-concern element of King’s existing businesses (the higher rate of return on the assembled collection of net assets versus if Pfizer had acquired all of the net assets separately).

Goodwill is not amortized and is not deductible for income tax purposes (see Note 10A. Goodwill and Other Intangible Assets: Goodwill for additional information).

The assets and liabilities arising from contingencies recognized as of the acquisition date are not significant to Pfizer’s consolidated financial statements.

Actual and Pro Forma Impact of Acquisition

Revenues from King are included in Pfizer's consolidated statements of income from the acquisition date, January 31, 2011, through Pfizer’s domestic and international year-ends and were $1.3 billion in 2011. We are not able to provide the results of operations attributable to King in 2011 as those operations had been substantially integrated into the larger Pfizer operation shortly after the acquisition.

The following table provides supplemental pro forma information:
	Unaudited Pro Forma Consolidated Results(a)
	Year Ended December 31,
(MILLIONS OF DOLLARS, EXCEPT PER SHARE DATA)	2011	2010
Revenues	$65,368	$66,540
Net income attributable to Pfizer Inc.	10,228	8,013
Diluted earnings per share attributable to Pfizer Inc. common shareholders	1.30	0.99

(a)	The pro forma information for December 31, 2011 and 2010 assumes that the acquisition of King occurred on January 1, 2010.
The unaudited pro forma consolidated results do not purport to project the future results of operations of the combined company nor do they reflect the expected realization of any cost savings associated with the acquisition. The unaudited pro forma consolidated results reflect the historical financial information of Pfizer and King, adjusted for the following pre-tax amounts:

•	Elimination of King's historical intangible asset amortization expense (approximately $6 million in 2011 and $116 million in 2010).

•	Additional amortization expense (approximately $15 million in 2011 and $190 million in 2010) related to the fair value of identifiable intangible assets acquired.

•	Additional depreciation expense (approximately $3 million in 2011 and $35 million in 2010) related to the fair value adjustment to property, plant and equipment acquired.

•	Adjustment related to the fair value adjustments to acquisition-date inventory estimated to have been sold (elimination of $160 million charge in 2011 and addition of $160 million charge in 2010).

•
Adjustment for acquisition-related costs directly attributable to the acquisition (elimination of $224 million of charges in 2011 and addition of $224 million of charges in 2010, reflecting charges incurred by both King and Pfizer).

FoldRx Pharmaceuticals, Inc.

On October 6, 2010, we completed our acquisition of FoldRx Pharmaceuticals, Inc. (FoldRx), a privately held drug discovery and clinical development company. FoldRx's lead product candidate, Vyndaqel (tafamidis meglumine), is a first-in-class oral therapy for the treatment of transthyretin familial amyloid polyneuropathy (TTR-FAP). The total consideration for the acquisition was approximately $400 million, which consisted of an upfront payment to FoldRx's shareholders of approximately $200 million and contingent consideration with an estimated acquisition-date fair value of approximately $200 million. The contingent consideration consists of up to $455 million in additional payments that are contingent upon the attainment of certain regulatory and revenue milestones. Payments under the contingent consideration arrangement were $225 million in 2012, as a regulatory milestone was achieved. In connection with this Specialty Care acquisition, we recorded approximately $500 million in Identifiable intangible assets––In-process research and development, approximately $160 million in net deferred tax liabilities and approximately $60 million in Goodwill. In 2012, we recorded a decrease in the fair value of the contingent consideration of approximately $42 million and in 2011, we recorded an increase in the fair value of the contingent consideration of approximately $85 million.

B. Divestitures

Nutrition Business

On November 30, 2012, we completed the sale of our Nutrition business to Nestlé for $11.85 billion in cash, and recognized a gain of approximately $4.8 billion, net of tax, in Gain/(loss) on sale of discontinued operations––net of tax. The divested business includes:

•	our former Nutrition operating segment and certain prenatal vitamins previously commercialized by the Pfizer Consumer Healthcare operating segment; and

•
other associated amounts, such as direct manufacturing costs, enabling support functions and other costs not charged to the business, purchase-accounting impacts, acquisition-related costs, impairment charges, restructuring charges and implementation costs associated with our cost reduction/productivity initiatives, all of which are reported outside our operating segment results.

The operating results of this business are reported as Income/(loss) from discontinued operations––net of tax in the consolidated statements of income for all periods presented. In addition, in the consolidated balance sheet as of December 31, 2011, the assets and liabilities associated with this discontinued operation are classified as Assets of discontinued operations and other assets held for sale and Liabilities of discontinued operations, as appropriate.

While the full purchase price of $11.85 billion was received on November 30, the sale of the business was not completed in certain non-U.S. jurisdictions where regulatory review of the transaction remains ongoing. In these jurisdictions, which represent a relatively small portion of the Nutrition business, we continue to operate the business on an interim basis pending regulatory approval or divestiture to a third party buyer. These interim arrangements, pursuant to which Pfizer operates the business for the net economic benefit of Nestlé and is indemnified by Nestlé against any risk associated with such operations during the interim period, are expected to conclude by the end of 2013 and the sale of these certain jurisdictions are expected to be completed by the end of 2013. As such, and as we have already received all of the expected proceeds from the sale, and as Nestlé is contractually obligated to complete the transaction (or permit us to divest the delayed businesses to a third party buyer on its behalf) regardless of the outcome of any pending regulatory reviews, we have treated these delayed-close businesses as sold for accounting purposes.

In connection with the sale transaction, we also entered into certain transitional agreements designed to ensure and facilitate the orderly transfer of business operations to the buyer. These agreements primarily relate to administrative services, which are generally to be provided for a period of 2 to 18 months. We will also manufacture and supply certain prenatal vitamin products for a transitional period. These agreements are not material and none confers upon us the ability to influence the operating and/or financial policies of the Nutrition business subsequent to the sale.

Capsugel Business

On August 1, 2011, we completed the sale of our Capsugel business for approximately $2.4 billion in cash and recognized a gain of approximately $1.3 billion, net of tax, in Gain/(loss) on sale of discontinued operations––net of tax. The operating results of this business are reported as Income/(loss) from discontinued operations––net of tax for 2011 and 2010.

Discontinued Operations

The following table provides the components of Discontinued operations—net of tax:
	Year Ended December 31,(a)
(MILLIONS OF DOLLARS)	2012	2011	2010
Revenues	$2,258	$2,673	$2,643
Pre-tax income/(loss) from discontinued operations	414	487	(50)
Provision/(benefit) for taxes on income(b)	117	137	(31)
Income/(loss) from discontinued operations––net of tax	297	350	(19)
Pre-tax gain/(loss) on sale of discontinued operations	7,123	1,688	(11)
Provision for taxes on income(c)	2,340	384	—
Gain/(loss) on sale of discontinued operations––net of tax	4,783	1,304	(11)
Discontinued operations––net of tax	$5,080	$1,654	$(30)

(a)
Includes the Nutrition business for all periods presented (through November 30, 2012) and the Capsugel business for 2011 (through August 1, 2011) and 2010 only. The net loss in 2010 includes the impairment of an indefinite-lived Brand intangible asset in the Nutrition business of approximately $385 million (pre-tax).

(b)
Includes a deferred tax expense of $24 million for 2012, a deferred tax benefit of $43 million for 2011, and a deferred tax benefit of $156 million for 2010. These deferred tax provisions include deferred taxes related to investments in certain foreign subsidiaries resulting from our intention not to hold these subsidiaries indefinitely.

(c)
Includes a deferred tax expense of $1.4 billion for 2012 and $190 million for 2011. These deferred tax provisions include deferred tax expense of $2.2 billion for 2012 and $190 million for 2011 on certain current-year funds earned outside the U.S. that will not be indefinitely reinvested overseas.

The following table provides the components of Assets of discontinued operations and other assets held for sale and Liabilities of discontinued operations:
	As of December 31,
(MILLIONS OF DOLLARS)	2012	2011
Accounts receivable, less allowance for doubtful accounts	$—	$550
Other current assets	—	419
Property, plant and equipment, less accumulated depreciation	70	1,118
Goodwill	—	498
Identifiable intangible assets, less accumulated amortization	—	2,648
Other noncurrent assets	—	84
Assets of discontinued operations and other assets held for sale	$70	$5,317

Current liabilities	$—	$385
Other liabilities	—	839
Liabilities of discontinued operations	$—	$1,224

The net cash flows of our discontinued operations for each of the categories of operating, investing and financing activities are not significant for any period presented, except that investing activities includes the proceeds from the sale of these businesses.

C. Collaborative Arrangements

In the normal course of business, we enter into collaborative arrangements with respect to in-line medicines, as well as medicines in development that require completion of research and regulatory approval. Collaborative arrangements are contractual agreements with third parties that involve a joint operating activity, typically a research and/or commercialization effort, where both we and our partner are active participants in the activity and are exposed to the significant risks and rewards of the activity. Our rights and obligations under our collaborative arrangements vary. For example, we have agreements to co-promote pharmaceutical products discovered by us or other companies, and we have agreements where we partner to co-develop and/or participate together in commercializing, marketing, promoting, manufacturing and/or distributing a drug product.

The following table provides the amounts and classification of payments (income/(expense)), between us and our collaboration partners:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011	2010
Revenues—Revenues(a)	$1,231	$1,029	$710
Revenues—Alliance revenues(b)	3,492	3,630	4,084
Total revenues from collaborative arrangements	4,723	4,659	4,794
Cost of sales(c)	(362)	(420)	(124)
Selling, informational and administrative expenses(d)	(290)	(237)	(131)
Research and development expenses(e)	(74)	(299)	(316)
Other deductions—net	(15)	34	37

(a)	Represents sales to our partners of products manufactured by us.

(b)	Substantially all relate to amounts earned from our partners under co-promotion agreements.

(c)	Primarily relates to royalties earned by our partners and cost of sales associated with inventory purchased from our partners.

(d)	Represents net reimbursements to our partners for selling, informational and administrative expenses incurred.

(e)
Primarily related to net reimbursements, as well as upfront payments and pre-approval milestone payments earned by our partners. The upfront and milestone payments were as follows: $44 million in 2012, $210 million in 2011 and $147 million in 2010.

The amounts disclosed in the above table do not include transactions with third parties other than our collaboration partners, or other costs associated with the products under the collaborative arrangements. In addition, during 2012 and 2011, we paid $29 million and $61 million, respectively, in post-approval milestones to collaboration partners. These payments were recorded in Identifiable intangible assets––Developed technology rights.

D. Equity-Method Investments

ViiV Healthcare Limited (ViiV)

On October 31, 2012, our equity-method investee, ViiV, acquired the remaining 50% of Shionogi-ViiV Healthcare LLC, its equity-method investee, from Shionogi & Co., Ltd. (Shionogi) in consideration for a 10% interest in ViiV (newly issued shares) and contingent consideration in the form of future royalties. As a result of this transaction, ViiV recorded a gain associated with the step-up on the 50% interest previously held by ViiV. Also, Pfizer's equity interest in ViiV was reduced from 15% to 13.5% and GlaxoSmithKline plc's equity interest was reduced from 85% to 76.5%. As a result of the above, we recognized a gain of $44 million, which was recorded in Other deductions––net, in the fourth quarter of 2012. Our investment in ViiV is accounted for under the equity method due to the significant influence that we have over the operations of ViiV through our board representation and minority veto rights.

Investment in Hisun Pfizer Pharmaceuticals Company Limited

On September 6, 2012, Pfizer and Zhejiang Hisun Pharmaceuticals Co., Ltd., a leading Chinese pharmaceutical company, created a new company, Hisun Pfizer Pharmaceuticals Company Limited (HPP), to develop, manufacture and commercialize off-patent pharmaceutical products in China and global markets. In accordance with our international reporting periods, this transaction was accounted for in the fourth quarter of 2012. HPP was established with registered capital of $250 million. Zhejiang Hisun Pharmaceuticals holds a 51% equity interest and Pfizer holds a 49% equity interest in HPP. In 2013, the parties will contribute select existing products to HPP, which will have a broad portfolio covering cardiovascular disease, infectious disease, oncology, mental health, and other therapeutic areas. See also Note 19B. Subsequent Events: Hisun Pfizer Pharmaceuticals Company Limited (HPP). The parties will also contribute manufacturing sites, cash and other relevant assets. Our investment in HPP is accounted for under the equity method due to the significant influence that we have over the operations of HPP through our board representation, minority veto rights and 49% voting interest.

Investment in Laboratório Teuto Brasileiro

On November 8, 2010, we consummated our partnership to develop and commercialize generic medicines with Laboratório Teuto Brasileiro S.A. (Teuto) a leading generics company in Brazil. As part of the transaction, we acquired a 40% equity stake in Teuto, and entered into a series of commercial agreements. The partnership is enhancing our position in Brazil, a key emerging market, by providing access to Teuto’s portfolio of products. Through this partnership, we have access to significant distribution networks in rural and suburban areas in Brazil, and the opportunity to register and commercialize Teuto’s products in various markets outside Brazil. Under the terms of our purchase agreement with Teuto, we made an upfront payment at the closing of approximately $230 million. On May 23, 2012, we made a performance-based milestone payment to Teuto of $91.5 million, which was recorded as an additional investment in Teuto. We have an option to acquire the remaining 60% of Teuto’s shares beginning in 2014, and Teuto’s shareholders have an option to sell their 60% stake to us beginning in 2015. The portion of the total arrangement consideration that was allocated to the net call/put option, based on relative fair values of the 40% equity investment and the net option, is being accounted for at cost and will be evaluated for impairment on an ongoing basis. Our investment in Teuto is accounted for under the equity method due to the significant influence we have over the operations of Teuto through our board representation, minority veto rights and 40% voting interest.